UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2007

_______________________

MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_________________________

Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia 30004
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (678) 896-4400

__________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2007, the Compensation Committee of the Board of Directors of Microtek Medical Holdings, Inc. (the “Company”) acted at a meeting of such Committee to adjust the salaries effective April 1, 2007 as set forth on Exhibit 10.1 of this Current Report and award bonuses for 2006 performance for the following named executive officers of the Company identified in the Company’s 2006 proxy statement:

Name	Title	2006 Cash Bonus
Dan R. Lee	President, Chief Executive Officer and Chairman	$208,125
Roger G. Wilson	Chief Financial Officer, Treasurer and Secretary	$75,037
Mark G. Alvarez	Chief Operating Officer	$85,906

Exhibit Number	Description

10.1	Adjustments to Compensation for Named Executive Officers Effective April 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: March 12, 2007
By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Adjustments to Compensation for Named Executive Officers Effective April 1, 2007.